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                            AMENDMENT NO. 1 TO THE
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                         TECHNICAL ASSISTANCE AGREEMENT
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THIS AGREEMENT, by and between NKK CORPORATION, a Japanese corporation, having its main office at 1-1-2, Marunouchi, Chiyoda-ku, Tokyo, Japan (herein called "NKK") and NATIONAL STEEL CORPORATION, a Delaware corporation having its principal office at 4100 Edison Lakes Parkway, Mishawaka, IN 46545-3440, U.S.A. (herein called "NSC"), is made effective July 29, 1998.

                                   WITNESSETH:

WHEREAS, NKK and NSC entered into a Technical Assistance Agreement dated as of June 25, 1990 (the "Agreement"), pursuant to which valuable technical information is transferred from NKK to NSC; and

WHEREAS, NKK and NSC desire to amend the Agreement by (i) amending Appendix II thereof relating to the payments to be made by NSC to NKK and (ii) amending the third "WHEREAS" clause in the preamble to reflect the fact that NII Capital Corporation and NKK U.S.A. Corporation were the sole stockholders as of the date of execution of the Agreement, but no longer are the sole stockholders.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Capitalized terms as used herein and not defined herein shall have the same meaning as set forth in the Agreement.

2. Paragraphs 1 and 2 of Appendix II of the Agreement are hereby amended to read as follows:

      1. Absence Fee: One Thousand One Hundred Dollars (U.S. $1,100.00) per person per day actually worked by NKK Personnel in the U.S.A. Plants, NSC headquarters or other facilities; provided, however, that in the case of supervisors, the amount of absence fees shall be Seven Hundred Fifty Dollars (U.S. $750.00) per person per day actually worked in the U.S.A. Plants, NSC headquarters or other facilities.

      2. Acceptance Fee: Seven Hundred Fifty Dollars (U.S. $750.00) per person per day for each day actually spent by NSC personnel in the Works, NKK headquarters or other facilities.

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      3.    The third "WHEREAS" clause in the preamble of the Agreement is hereby amended to read as follows:

                  WHEREAS, NII Capital Corporation and NKK U.S.A. Corporation,
            as the sole stockholders of NSC as of the execution date of this Agreement, acknowledged and agreed that the technical assistance and consulting services, to be provided under the terms and conditions of this Agreement (which terms and conditions are substantially similar to those provided under the 1984 Agreement, which were negotiated on an arms-length basis) would be beneficial and fair to NSC and had, therefore, unanimously approved this Agreement;

      4. Except as amended hereby, all of the terms of the Agreement shall remain in force and effect.

NATIONAL STEEL CORPORATION                   NKK CORPORATION


By /s/ [ILLEGIBLE]                           By
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Title: S.V.P                                 Title:
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Date: Sept. 21, 1998                         Date:
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